EFiled: Jan 19 2023 10:25

Transaction ID 68926901 Case No. 2022-0483-PAF

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

JOHN SOLAK, derivatively on behalf of EXP WORLD HOLDINGS, INC.,

Plaintiffs,

GLENN SANFORD, DAN CAHIR, EUGENE FREDERICK, FELICIA GENTRY, JASON GESING, DARREN JACKLIN, and RANDALL MILES,

Defendants,

-and-

EXP WORLD HOLDINGS, INC., a

Delaware corporation,

Nominal Defendant.

C.A. No.: 2022-0483-PAF

NOTICE OF PENDENCY OF SETTLEMENT OF ACTION

TO: ALL CURRENT STOCKHOLDERS OF EXP WORLD HOLDINGS, INC. (TRADING SYMBOL: EXPI)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE. FAIRNESS, REASONABLENESS AND ADEQUACY OF THE PROPOSED SETTLEMENT, OR PURSUING THE RELEASED CLAIMS DEFINED HEREIN.

IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT, OR THE AGREED-TO ATTORNEYS’ FEE AND EXPENSE AMOUNT DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

I.	PURPOSE OF NOTICE

The purpose of this Notice is to inform you of (i) a lawsuit (the “Derivative Action”) in the Court of Chancery of the State of Delaware (the “Court”) brought on behalf of eXp World Holdings, Inc. (“eXp” or the “Company”); (ii) a proposal to settle the Derivative Action as provided in a Stipulation of Compromise and Settlement which sets forth the terms and conditions of the proposed settlement of this Action (the “Stipulation”); and (iii) your right, among other things, to attend and participate in a hearing to be held on April 17, 2023 at 11:00 a.m., at the Leonard L. Williams Justice Center (the “Settlement Hearing”). This Notice describes the rights you may have under the Stipulation and what steps you may, but are not required to, take concerning the proposed Settlement. If the Court approves the Stipulation, the parties will ask the Court to approve an Order and Final Judgment (the “Final Judgment”) that would end the Derivative Action.

THE COURT HAS NOT FINALLY DETERMINED THE MERITS OF PLAINTIFF’S CLAIMS OR THE DEFENSES THERETO. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF THE LAW BY THE INDIVIDUAL DEFENDANTS OR THAT RECOVERY COULD BE HAD IN ANY AMOUNT IF THE ACTION WAS NOT SETTLED.

II.	BACKGROUND OF THE DERIVATIVE ACTION

THE FOLLOWING DESCRIPTION DOES NOT CONSTITUTE FINDINGS OF ANY COURT. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF ANY COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

Plaintiff John Solak (“Plaintiff”) is a current stockholder of eXp. Nominal Defendant eXp is a Delaware Corporation with its headquarters in Bellingham, Washington that provides cloud-based real estate brokerage services for commercial and residential property owners and property buyers. Glenn Sanford, Dan Cahir, Eugene Frederick, Felicia Gentry, Jason Gesing, Darren Jacklin, and Randall Miles (collectively, the “Individual Defendants” and together with eXp, “Defendants”) are all current members of eXp’s Board of Directors (the “Board”).

On June 3, 2022, Plaintiff commenced the Derivative Action in the Court by filing a Verified Shareholder Derivative Complaint for Breach of Fiduciary Duty, Unjust Enrichment, Waste of Corporate Assets, and violations of Section 14(a) of the Securities Exchange Act of 1934 (“Exchange Act”) (the “Complaint”) asserting claims against the Individual Defendants in connection with eXp’s: (i) compensation of non-employee directors pursuant to eXp’s non-employee director compensation policy; (ii) adoption of a compensation plan for the Company’s CEO, Glenn Sanford (“Sanford”); and (iii) disclosure of information related to the compensation of non- employee directors and executives in the Company’s Proxy Statements.

The Complaint contends that the Individual Defendants breached their fiduciary duties and wasted corporate assets by awarding or receiving the alleged excessive compensation during those years, and further contends that the non-employee Individual Defendants were unjustly enriched through their receipt of the alleged excessive compensation. The Complaint also contends that the Individual Defendants violated Section 14(a) of the Exchange Act by filing Proxy Statements containing false and/or materially misleading information about eXp’s director compensation and executive compensation practices.

The Individual Defendants deny all of the wrongdoing alleged in the Complaint, including that: (i) the compensation paid to eXp’s non-employee directors in fiscal years 2018, 2019, and 2020 was excessive; (ii) the compensation paid to Sanford under the Sanford Compensation Plan was excessive; and (iii) the Proxy Statements filed for fiscal years 2019 and 2020 contained any false and/or materially misleading information about eXp’s director compensation and executive compensation practices.

In August 2021—after spending one year litigating Plaintiff’s action under 8 Del. C. § 220, to compel eXp to make its books and records available for inspection and copying, captioned Solak v. eXp World Holdings, Inc., C.A. No.: 2020-1066- PAF (the “220 Action”)—the parties began engaging in arm’s-length negotiations concerning a possible settlement of the Derivative Action. Following numerous rounds of negotiations between the parties, on January 10, 2022, the parties reached an agreement to settle all of the claims in the Derivative Action upon the terms and subject to the conditions set forth in the Stipulation (the “Settlement”).

III.	THE SETTLEMENT

To settle the Derivative Action, Defendants have implemented or shall implement and maintain the following Corporate Governance Reforms. eXp will modify its non-employee director compensation plan (the “Plan”) to provide that the reported value of its average non-employee director aggregate compensation (cash and stock) will not exceed the median director compensation paid by large-cap companies multiplied by 1.15, using a median reported by a reputable third-party analyst report (e.g., FW Cook), with stock grant compensation recognized for purposes of this compensation limitation upon vest date and not upon grant date. eXp’s average non-employee committee chairman compensation (for committee chairman duties) shall not exceed the 75th percentile of large cap committee chair compensation (inclusive of retainers and meeting fees) as reported by a reputable third-party analyst report (e.g., FW Cook). The Plan will provide that the Company will analyze all future compensation annually against its Peer Group, explicitly explaining any deviations from Peer Group member policies and practices. The peer companies shall be used to formulate a peer group (“Peer Group”) for internal benchmarking analysis, based on factors, including, but not limited to, whether the Peer Group companies: (a) compete against eXp for executive talent; and (b) are similar in size to eXp based on market capitalization and/or other market factors. The Plan will remain in place until at least the date of the annual meeting of stockholders of the Company held in 2027 (the “Commitment Date”), unless the stockholders vote to approve a new non-employee director compensation plan prior to the Commitment Date. As detailed in Exhibit A to the Stipulation, the Company will incorporate a clarifying disclosure into its fiscal year 2021 proxy statement concerning compensation earned by or awarded to certain non-employee directors fiscal years 2018 and 2019. During fiscal year 2021, the Board’s adoption of Glenn Sanford’s ‘“at-risk’ equity-incentive compensation,” on July 31, 2020 (the “Sanford Compensation Plan”) will be put up for approval, with independent members of the Board voting on its ratification, and all interested directors abstaining from the vote. A failure to ratify the Sanford Compensation Plan will result in its nullification, including a claw back of all prior awards, grants, payments, or disbursals made thereunder. During fiscal year 2022, the Company will: (i) institute updated D&O training that will include training on Section 144 of the Delaware General Corporation Law (“DGCL”), requiring recusal of interested directors from director decisions; (ii) require the Compensation Committee to review Sanford’s compensation alongside that of the Peer Group, which will be detailed in future proxy statements; (iii) require the Board to implement a policy requiring that all future interested transactions, such as the Company’s acquisition of SUCCESS and adoption of the Sanford Compensation Plan, be adequately reviewed and approved by uninterested directors in conformance with Section 144 of DGCL; (iv) improve its internal whistleblower training program and enhance its efforts to proactively identify any value loss to shareholders; and (v) require an annual Governance Committee assessment of the Board of Directors that will consider such matters as legal compliance and best practices to prevent future actual and apparent conflicted transactions. Through the Commitment Date, the Company will disclose any compensation paid to non-employee directors outside the Policy in the section of the Company’s annual proxy that describes director compensation. Further, if and to the extent required under then-applicable SEC disclosure requirements, the Company shall disclose any payments made to affiliates (i.e., “any entity in which such a person has a 10% or greater equity interest”) and immediate family members of non-employee directors (or non-employee director nominees) as related-party transactions.

IV.	RELEASE

Upon the effective date of the Settlement, the Releasing Persons (as defined below) shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever settled, released, discharged, extinguished, and dismissed with prejudice the Released Claims (as defined below) against the Individual Defendants and each and all of the Released Persons (as defined below); provided, however, that such release shall not affect any claims or impair or restrict the rights of any Settling Party to enforce the te1ms of the Stipulation.

“Released Claims” means and includes any and all claims for relief or causes of action, debts, demands, rights, liabilities, losses, and claims whatsoever, known or unknown, fixed or contingent, accrued or unacc1ued, liquidated or unliquidated, at law or in equity, matured or unmatured, suspected or unsuspected, apparent or unapparent, and without regard to the subsequent discovery of additional or different facts, that have been or could have been asserted by Plaintiff as a stockholder of eXp, or any other eXp stockholder, or any other Person acting or purporting to act derivatively on behalf of eXp against the Released Persons, in the Derivative Action or in any other forum arising out of, or based upon, any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, alleged or referred to in the Complaint, including, without limitation, (i) any compensation eXp paid to its non- employee directors from January 1, 2018, through the Effective Date, (ii) any non- employee director compensation plan, policies, or guidelines in effect at eXp from

January 1, 2018, through the Effective Date, (iii) any executive compensation eXp paid to its executives from January 1, 2020, through the Effective Date, (iv) any executive compensation plan, policies, or guidelines in effect at eXp from January 1, 2020, through the Effective Date, (v) any materially misleading and/or false disclosures in Proxy Statements related to non-employee director and/or executive compensation from January 1, 2019, through the Effective Date and (vi) any decision of the Company’s officers or directors related to the foregoing; provided, however, that it is understood that “Released Claims” and any release provided by this Settlement shall not include: (a) any claims to enforce the Settlement, and (b) any claims by Defendants or any other insured to enforce their rights under any contract or policy of insurance.

“Released Persons” means the Individual Defendants and their predecessors, successors, subsidiaries, affiliates, agents, attorneys, insurers, and each of their past or present officers, directors, and employees. “Released Persons” also includes eXp and all current and former officers, directors, or employees of eXp that could have been named in the Derivative Action.

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V.	REASONS FOR SETTLING THE ACTION

Plaintiff’s entry into the Stipulation and the Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Action. Plaintiff’s Counsel has taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Derivative Action, as well as the difficulties and delays inherent in such litigation, and Plaintiff’s Counsel is also mindful of the inherent problems of proof and possible defenses to the claims alleged in such action. Based upon Plaintiff’s Counsel’s evaluation, Plaintiff has determined that the Settlement is fair, reasonable, adequate, and in the best interests of eXp and its stockholders and has agreed to settle the Derivative Action upon the terms and subject to the conditions set forth herein.

The Individual Defendants have denied, and continue to deny, any and all allegations of wrongdoing or liability asserted in the Derivative Action. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of eXp and its stockholders in connection with the Company’s compensation practices. Defendants are entering into the Stipulation and the Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation.

VI.	APPLICATION FOR ATTORNEY’S FEES AND EXPENSES

After agreeing to the terms of the Settlement other than with respect to the amount of any attorneys’ fees and expenses to be paid to Plaintiff’s Counsel, Plaintiff’s Counsel and Defendants separately negotiated, and continue to negotiate, the appropriate amount of attorneys’ fees and expenses to be paid to Plaintiff’s Counsel but have not yet reached agreement. Plaintiff and Defendants did not discuss the appropriateness or amount of attorneys’ fees and expenses at any time prior to reaching agreement on the terms of the Settlement, and the Settling Parties understood at all times that the Settlement was not contingent upon agreement or payment of any attorneys’ fees and expenses to Plaintiff’s Counsel. Defendants acknowledge and agree that Plaintiff’s Counsel is entitled to a fee award. In recognition of the terms of the Settlement and the prosecution and settlement of the Derivative Action, and subject to Court approval, eXp has agreed to pay an award of attorneys’ fees and expenses to Plaintiff’s Counsel of $500,000 (the “Fee and Expense Amount”). The Fee and Expense Amount will be paid by eXp and/or its insurers. This Fee and Expense Amount includes the fees and expenses incurred in connection with the prosecution and settlement of the Derivative Action. Plaintiff’s Counsel will not make an application for attorneys’ fees or expenses in any other jurisdiction. Except as otherwise provided in the Stipulation, each of the Settling Parties shall bear his, her, or its own fees and costs.

VII.	SETTLEMENT HEARING

The Court has scheduled a Settlement Hearing to be held on April 17, 2023 at 11:00 a.m. at the Leonard L. Williams Justice Center. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the Fee and Expense Amount should be approved, and whether the Derivative Action should be dismissed with prejudice by entry of the Final Judgment pursuant to the Stipulation. The Court will also hear and determine objections, if any, to the proposed Settlement and the Fee and Expense Amount and rule on such other matters as the Court may deem appropriate. The Court may adjourn the Settlement Hearing from time to time without further notice to anyone other than the Settling Parties and any Objectors (as defined below).  The Court reserves the right to approve the Stipulation at or after the Settlement Hearing with such modifications as may be consented to by the Settling Parties to the Stipulation and without further notice.

VIII.	RIGHT TO APPEAR AND OBJECT

Any record or beneficial stockholder of eXp who objects to the Stipulation, the proposed Final Judgment to be entered, and/or the Fee and Expense Amount who wishes to be heard (“Objector”), may appear in person or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Final Judgment to be entered thereon, unless he, she, or it has, no later than ten (10) calendar days before the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed with the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801, and served upon counsel listed below, the following: (i) proof of current ownership of eXp stock; (ii) a written notice of the Objector’s intention to appear that states the Objector's nam , address, and telephone number and, if represented, the Objector’s counsel; (iii) a detailed statement of all of the grounds thereon and the reasons for the Objector’s desire to appear and to be heard, and (iv) all documents or writings which the Objector desires the Court to consider. Such filings must be served upon the following counsel by hand delivery, overnight mail, or the Court’s electronic filing and service system:

COOCH AND TAYLOR, P.A.

Blake A. Bennett

The Nemours Building

1007 N. Orange St., Suite 1120

Wilmington, Delaware 19801

(302) 984-3800

Attorneys for Plaintiff

K&L GATES LLP

Steven L. Caponi

600 N. King Street, Suite 901

Wilmington, DE 19801

(302) 416-7080

Attorneys for Defendants

Any Person who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in the Derivative Action or any other action or proceeding or otherwise contesting the Stipulation or the Fee and

Exhibit 99.1

Expense Amount, and will otherwise be bound by the Final Judgment to be entered and the releases to be given.

IX.ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Action or the Stipulation. For additional information about the Derivative Action and the Settlement, please refer to the documents filed with the Court and the Stipulation. You may examine the Court files during regular business hours of each business day at the office of the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801. The Clerk’s office will not mail copies of documents to you. For more information concerning the Settlement, you may also call or write to the counsel referenced in Section VIII hereto or visit the following website: https://expworldholdings.com/investors/.

PLEASE DO NOT WRITE TO OR CALL THE COURT.

BY ORDER OF THE COURT

Dated: Jan. 19, 2023/s/ Susan Judge

Register in Chancery